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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - November 12, 2002
                                                         -----------------

                        NORTH FORK BANCORPORATION, INC.
                        -------------------------------
             (Exact name of Registrant as specified in its charter)


   Delaware                            1-10458              36-3154608
   --------                           ----------            --------------
State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                           Identification No.)



275 Broadhollow Road
Melville, New York                                                     11747
---------------------                                                 ------
(Address of principal executive offices)                             (Zip Code)




Registrant's telephone number, including area code:      (631) 844-1004
                                                         ---------------

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ITEM 9.    Regulation FD Disclosure
-----------------------------------

     North Fork Bancorporation, Inc. issued a press release (See Exhibit 99.1) today announcing that it will be presenting at the Sandler O'Neill & Partners Financial Services Conference on Wednesday, November 13 at 2:20 p.m. (ET). Sandler O'Neill has established a Webcast and Phone-in conference line for interested parties to view or listen to the presentation.

     The Webcast can be accessed by visiting North Fork's website at http://www.northforkbank.com and clicking on Sandler O'Neill Conference Webcast
- November 13, 2002. A printable version of the presentation slide show will also be available on the North Fork website.

     The Phone-in conference line for callers to listen in and hear the presentation is 800-239-8730. The caller will need to reference "Sandler O'Neill Conference" and request Session 1.

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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 12, 2002




NORTH FORK BANCORPORATION, INC.


By:   /s/  Daniel M. Healy


_______________________________
Daniel M. Healy
Executive Vice President
Chief Financial Officer